UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

MINING POWER GROUP, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55788	46-3289369
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

18851 Northeast 29th Avenue

Suite 700

Aventura, Florida 33180-2845

(Address of Principal Executive Offices)

(800) 304-2657

(Registrant's Telephone Number including Area Code)

First Intercontinental Technology, Inc.

f/k/a Intercontinental Technology, Inc., a Colorado corporation

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Basis of Presentation; Explanatory Notes.

This is a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") by Mining Power Group, Inc., a Colorado corporation, formerly known as Intercontinental Technology, Inc., a Colorado corporation, RCGR Sub, Inc., a Colorado corporation, and Rich Cigars, Inc., a Florida corporation ("Mining Power Group", the "Registrant", "we", "us", "our", or "ours"), for February 16, 2018, the date of the earliest event associated with this current report (and, in some cases, although not required, for earlier periods, based on our management's determination to provide our stockholders and the public with a more complete material understanding of our recent events) ("Report").

For interpretative purposes respective to our responses in this Report, we consider ourselves a "small business", as that term is defined in in 17 CFR 230.157.

Advice of Forward-Looking Statements;

Disclosure Notice.

Certain of our responses in this Report may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of annulling and vitiating the transactions disclosed herein, and our current plans, objectives, expectations, and intentions, the expected timing of the completion of the series of transactions discussed herein, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as "expect", "anticipate", "believe", "intend", "estimate", "plan", "target", "goal", or similar expressions, or future or conditional verbs such as "will", "may", "might", "should", "would", "could", or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the annulment and vitiation of Mining Power Group's filings in the State of Delaware; the possibility that the ultimate review and approval for certain corporate actions by the Financial Industry Regulatory Authority ("FINRA") and/or the Depository Trust and Clearing Corporation ("DTCC"), respectively, will not be obtained when expected, because the required regulatory, shareholder, or other approvals are not received or satisfied on a timely basis, if at all; potential adverse reactions or changes to our business and employee relationships, including those resulting from the announcement of our annulment and vitiation of the transactions we performed in the State of Delaware; potential litigation challenging the annulment and vitiation of our prior series of transactions in the State of Delaware; the possibility that the anticipated benefits from the annulment and vitiation of the series of transactions in State of Delaware are not realized when expected, if at all; the possibility that the events that may result from the series of transactions in the State of Delaware, and, subsequently, in the State of Colorado, may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; and, litigation relating to that certain series of transactions in Delaware. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the control of Mining Power Group. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events, or to report the occurrence of unanticipated events unless required to do so by law.

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Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 2.01, Item 2.05, and Item 5.03 is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

History and Background.

On December 28, 2017, the Registrant changed its name from "Intercontinental Technology, Inc." to "RCGR SUB, Inc." and, in the process, redomesticated itself from Colorado to Delaware. Immediately following such redomestication, the Registrant completed a corporate reorganization pursuant to which RCGR Sub, Inc., as previously constituted, became a direct, totally-held subsidiary of a newly formed Delaware corporation, named "First Intercontinental Technology, Inc." ("Holdco"), which, in accordance with the terms of that certain reorganization, became the successor issuer. That certain reorganization became effective by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the "DGCL"), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations ("Reorganization").

The Reorganization was completed pursuant to the terms of an Agreement and Plan of Merger among the Registrant, Holdco, and a “Merger Sub”, dated December 26, 2017 (the "Merger Agreement").

A description of the series of transactions, i.e., our redomestication from Colorado to Delaware, the incorporation of Holdco and Merger Sub, the Merger, and Reorganization, were described in Item 1.01 of the Current Report on Form 8-K (in reliance of Section 12(g)(3) of the Exchange Act) filed by the Registrant on December 27, 2017, and to the extent required by Item 1.02 and Item 2.01 of Form 8-K, the description of the series of transactions, including the exhibits that were heretofore filed, are incorporated by reference herein.

Annulment and Vitiation of Transactions in Delaware.

On February 16, 2018, the Registrant's Board of Directors voted to annul and vitiate the series of transactions in Delaware; specifically, by filing certificates of correction with Delaware's Secretary of State (a) to annul and vitiate the Registrant's redomestication from Colorado to Delaware, ab initio, (b) to annual and vitiate the incorporation in the State of Delaware by the Registrant of Holdco, ab initio, (c) to annul and vitiate Holdco's incorporation in the State of Delaware of Merger Sub, ab initio, and (d) to annul and vitiate the Merger and Reorganization in Delaware among the Registrant, Holdco, and Merger Sub, ab initio.

The Registrant's Board of Directors concluded that the corporate actions were prematurely filed in error and that the regulatory review and approval of the notification of corporate actions submitted by the Registrant to FINRA and DTCC, respectively, would not be timely obtained, based on information and belief. Moreover, the Registrant's Board of Directors determined the expense to continue the notification process to FINRA and DTCC would be greater than initially anticipated and that completing the Merger and Reorganization would not serve our best interests nor those of our shareholders.

On February 20, 2018, we received a notice from FINRA indicating that it reviewed our Delaware filings in respect of the foregoing statements and filings, and, consequently, closed out our prior notification of corporation actions related thereto without taking any further action and with no further obligation on our part.

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We were responsible to bear the costs and expenses in connection with the terminated series of transactions, as well as for the costs and expenses to effect them in the first place.

The foregoing summary of the respective and collective annulments and vitiations is not complete and is qualified in its entirety by reference to the complete texts of those certificates of correction the Registrant filed with the Delaware Secretary of State, which are attached as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 hereto and incorporated herein by reference in their entirety.

Item 3.03.	Material Modification to the Rights of Security Holders.

The information set forth in Item 5.03 and Item 8.01 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Our Articles of Incorporation in Colorado.

On February 21, 2018, we amended and restated our Articles of Incorporation (as amended and restated, the "Charter"). Our principal purpose to amend and restate our articles of incorporation in Colorado was to change our name from "RCGR Sub, Inc." (formerly “Intercontinental Technology, Inc.”) to "Mining Power Group, Inc." to better reflect our new business purpose.

The Charter authorizes up to 100,000,000 shares of common stock and 11,000,000 shares of preferred stock with the same designations, rights, powers, preferences, qualifications, limitations, and restrictions as stated immediately prior to our redomestication from Colorado to Delaware and immediately prior to the Merger and Reorganization, and prior to annulment and vitiation of the same.

Such summary does not purport to be complete and should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Charter filed as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 8.01.	Other Events.

Our common stock is quoted over-the-counter on Link ATS, which is managed and overseen by OTC Markets Group, Inc. under the symbol "RCGR" (US.RCGR.PK).

As the result of the simultaneous annulment of the Reorganization and a reinstatement of the Colorado corporation, which were described in the current report on Form 8-K and filed with SEC on December 27, 2017, he common stock of the Colorado corporation has continued, and will continue, to be quoted and traded over-the-counter under its current symbol, “RCGR”.

We therefore unequivocally state that we have, and will continue our listing on Link ATS, and, moreover, we intend to submit a new notification of corporate actions to FINRA, as soon as time permits; whereby, we will be reporting our name change in Colorado to "Mining Power Group, Inc." and to request a voluntary symbol change from “RCGR” to reflect our new corporate name.

Our prior statement in this regard is described in Item 8.01 of the aforementioned current report on Form 8-K that we filed with the SEC on December 27, 2017, which we are incorporating by reference herein.

Additional Information and Where to Find It.

We file annual, quarterly, and current reports and other information with the SEC. You may read and copy any reports or other such filed information at the SEC's Public Reference Room located at

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100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings with the SEC are also available to the public from commercial document-retrieval services and at http://www.sec.gov.

Schedule of Exhibits.

Exhibit No.	Description of Exhibit

3.1	Restated Colorado Articles of Incorporation
99.1	Delaware Certificate of Correction - Merger and Reorganization
99.2	Delaware Certificate of Correction - Cancel First Intercontinental Technology, Inc.
99.3	Delaware Certificate of Correction - Cancel Intercontinental Services, Inc.
99.4	Delaware Certificate of Correction - Cancel RCGR Sub, Inc.
99.5	Delaware Certificate of Correction - Cancel Conversion from Colorado to Delaware

Signature.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2018

MINING POWER GROUP, INC.,

a Colorado corporation ("Registrant")

/s/ Richard Davis

By: Richard Davis

Its: President and Chief Executive Officer

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